International Growth Funds - 1997 Annual Report

[LOGO]

INTERNATIONAL GROWTH FUNDS

1997 Annual Report

EMERGING MARKETS GROWTH FUND

PACIFIC-EUROPEAN GROWTH FUND


INSIDE:  ACTION OR REACTION --

Which Guides Your Approach to Investing?

[PICTURE]

[LOGO]


CONTENTS

President's Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . .27
Federal Tax Information  . . . . . . . . . . . . . . . . . . . . . . . . . .28
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32

EMERGING MARKETS GROWTH FUND

Portfolio Manager's Letter . . . . . . . . . . . . . . . . . . . . . . . . . 4
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . .10
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . .23

PACIFIC-EUROPEAN GROWTH FUND

Portfolio Manager's Letter . . . . . . . . . . . . . . . . . . . . . . . . . 7
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . .10
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . .25


This report is intended for shareholders of Emerging Markets Growth Fund and Pacific-European Growth Fund, but may also be used as sales literature if preceded or accompanied by a prospectus. The prospectus gives details about the charges, investment results, risks and operating policies of the funds.

*** - This report includes a glossary to help you understand financial terms used in the portfolio managers' letters. When you see this symbol, it indicates a word that is defined in the glossary.

ACTION
------------------------------------------------------------------------------

WHICH GUIDES YOUR APPROACH TO INVESTING?
The market soars 150 points. The market plummets 150 points. One financial commentator urges investors to sell stocks and buy bonds. Another promotes a "can't miss" investment opportunity. One thing is for sure -- in today's financial markets, it's easy to get the impression that investment experts possess a secret formula for success. Yet many successful investors realize there are no short-term secrets to investing. While others heed market soothsayers and prophets, savvy investors work with investment professionals who help them remain calm in the face of volatility. Guided by long-term investment plans rather than by emotions, these investors stay the course while others react to the latest trend. More important, successful investors employ several time-tested investment strategies to help reach their goals, including diversification and systematic investing.*

-------------------------------------------------------------------------------
WALL STREET'S WILD RIDE
--------------------------------------------------------------------------------
Dow Jones Industrial Average

[EDGAR REPRESENTATION OF CHART]

       8/1        8194
       8/4        8198
       8/5        8188
       8/6        8259
High   8/6/97    8,259
       8/7        8188
       8/8        8031
       8/11       8062
       8/12       7961
       8/13       7928
       8/14       7942
       8/15       7695
       8/18       7803
       8/19       7918
       8/20       8021
       8/21       7894
       8/22       7888
       8/25       7860
       8/26       7782
       8/27       7787
       8/28       7694
       8/29       7622
       9/2        7880
       9/3        7895
       9/4        7867
       9/5        7822
       9/8        7835
       9/9        7852
       9/10       7719
       9/11       7661
       9/12       7743
       9/15       7721
       9/16       7896
       9/17       7886
       9/18       7923
       9/19       7917
       9/22       7997
       9/23       7970
       9/24       7907
       9/25       7848
       9/26       7922
       9/29       7991
       9/30       7945
       10/1       8016
       10/2       8028
       10/3       8039
       10/6       8100
       10/7       8178
       10/8       8095
       10/9       8061
       10/10      8045
       10/13      8072
       10/14      8096
       10/15      8058
       10/16      7939
       10/17      7847
       10/20      7921
       10/21      8060
       10/22      8035
       10/23      7848
       10/24      7715
       10/27      7161
Low    10/27/97  7,161
       10/28      7498
       10/29      7507
       10/30      7382
       10/31      7442

Source: Bloomberg. The Dow Jones industrial average is a price-weighted average of the 30 largest blue-chip stocks on the New York Stock Exchange.


DO YOUR EXPECTATIONS REFLECT MARKET REALITIES?
Investors' expectations have risen with the market -- and are in sharp contrast to market realities. In the words of Federal Reserve Chairman Alan Greenspan, there is an "irrational exuberance" based on unprecedented growth in recent years. During the past few years, returns -- especially from stocks -- have been much higher than at any other time in history. The chart below shows long-term returns of various securities compared to the highly inflated results of the past year.

--------------------------------------------------------------------------------
 SHORT-TERM RETURNS VS. LONG-TERM RETURNS THROUGH SEPTEMBER 30, 1997
--------------------------------------------------------------------------------
The past year has provided investors with unusually high returns

[EDGAR REPRESENTATION OF CHART]

                               THE PAST YEAR         PAST 71 YEARS
                               total return       average annualized
                                                total return 1926-1997

Large-Company Stocks              40.49%                10.98%
Long-Term Corporate Bonds         12.67%                 5.67%

Source: Ibbotson Associates. Past performance does not guarantee future results. Stocks generally exhibit more volatility than bonds.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

OR REACTION:
--------------------------------------------------------------------------------

What actions do successful investors take to weather the market's normal ups and downs? First, they realize that markets move in cycles. In addition, they diversify their holdings among a mix of funds that mirror their investment objectives and risk tolerance and continue to purchase fund shares systematically. By investing regularly* -- consistently buying shares through market fluctuations -- educated investors steadily increase the number of shares they own, while evening out their average cost per share over time.

THE MISGUIDED REACTIVE INVESTOR
The reactive investor believes that a shortcut to success is to chase today's best-performing funds. After all, what could go wrong when you invest in these winners? Plenty. The lure of a quick profit could fade to the reality of poor returns for reactive investors who buy in at the peak of a fund's rally. They often buy when prospects look bright and sell when prices drop -- behavior that can devastate an investor's returns even while the market makes solid gains.

In contrast, educated investors don't succumb to emotions that could undermine rational decisions. They're aware that few, if any, mutual funds can significantly outperform their peers year after year. They also realize that long-term investing helps reduce volatility. A buy-and-hold philosophy protects investors against wild swings triggered by short-term market fluctuations -- and helps them sleep better at night, too.

IT'S A FACT: INVESTORS PROFIT FROM THEIR ACTIONS, NOT THEIR REACTIONS
If you want to be successful in the financial marketplace, don't be swayed by emotions or speculation. Keep in mind that markets change daily, yet your goals may not change for years. Work with your Piper Jaffray Investment Executive to develop an investment plan or to fine-tune your investment strategies as your objectives change. A professional can help you ignore short-term volatility and focus on long-term results. Your actions -- not your reactions -- ultimately represent the difference between getting by ... and getting ahead.

* Keep in mind, investing regularly does not assure a profit and does not protect against loss in declining markets.

TAKE THE GUESSWORK OUT OF INVESTING WITH THESE TRIED-AND-TRUE INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

X GET AN INVESTMENT PLAN An investment plan maps out your goals and identifies effective ways to pursue them.

X INVEST SYSTEMATICALLY* Systematic investing is an effective way to build wealth over time and helps you avoid hitting only market peaks and valleys.

X DIVERSIFY Diversification helps reduce volatility within your portfolio and may also give you better long-term results.

X REASSESS YOUR RISK TOLERANCE Life's events may affect the amount of risk that's comfortable.

A "BUY-AND-HOLD" PHILOSOPHY HELPS REDUCE YOUR RISK
--------------------------------------------------------------------------------
Your chance of losing money decreases the longer you hold stocks

[EDGAR REPRESENTATION OF CHART]

HOLDING STOCKS FOR ONE YEAR                                                  29%
HOLDING STOCKS FOR FIVE YEARS                                                11%
HOLDING STOCKS FOR 10 YEARS                                                   3%

Source: Based on rolling annual returns of the S&P 500 Index through 1996. The S&P 500 is an unmanaged index of large-capitalization stocks. Past performance does not guarantee future results.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
PAUL A. DOW, CFA
--------------------------------------------------------------------------------
President
Piper Funds


November 19, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

Over the past few years, the U.S. stock market has provided investors, for the most part, with steadily rising prices, resulting in historically high returns. International markets, on the other hand, have given investors a rockier ride. While many regions around the world have enjoyed healthy economies, markets in the Far East have cast a shadow on international markets in general. Currency problems have plagued markets in Thailand and Indonesia. Last month, we watched as turmoil in Hong Kong dramatically affected markets around the world. And Japanese equities have exhibited volatility and low returns for quite some time.

That said, we still believe that geographic diversification is essential for successful investing. And the reasons to invest internationally* are as plentiful as ever. However, the potential for significant growth will, at times, be countered by periods of underperformance. As the chart below shows, this has been the case over the past three years. That's why a long-term perspective is so important.

Events we've witnessed recently in Asia certainly present a challenge to an international investor. Fortunately, however, Latin American markets have experienced minimal spillover effects from the current problems in Asia. Mexican and Brazilian markets, in particular, have been good performers over the past year. In Mexico, good news about lower inflation and interest rates as well as a recovery in corporate profits resulted in a strong economic climate. In Brazil, the overall market is being

--------------------------------------------------------------------------------
INTERNATIONAL VS. U.S. PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF CHART]

                    1993     1994       1995      1996      1997

S&P 500 Index       9.99     1.31      37.43     23.07     29.64
MSCI EAFE Index    32.94     8.06      11.55      6.36     10.65


The MSCI EAFE Index is an unmanaged index of securities listed on the stock exchanges of Europe, Australia and the Far East that includes no expenses or transaction charges.

The S&P 500 Index is an unmanaged index of large-capitalization stocks that includes no expenses or transaction charges.

Past performance does not guarantee future results. Returns assume reinvestment of distributions and do not include fees or expenses.


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                              2  1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

influenced by privatization of the telecommunication and petrochemical sectors. Inflation in that country remained under control during the year, and there is the potential for decreasing interest rates. In the coming year, it will be important to pay attention to the long-term implications of events in this region, such as the approaching presidential election in Brazil.

European markets were also strong during the funds' fiscal year, supported by low inflation and corporate restructurings. In addition, the market implications of Europe's move toward monetary union have been viewed positively.

When investing in today's changing international markets, it is important to clearly understand, and be disciplined in, your investment strategy. At Piper Funds, we believe that maintaining sound, disciplined investment strategies is essential to achieving consistent, competitive performance in an ever-changing environment.

We also believe in providing a higher level of quality service to shareholders. That means going the extra step to make sure you understand your investments. Take a look at the fund prospectus that accompanies this shareholder report. We've revised it to make it simpler and easier to read. We hope the information in your new prospectus, and in this shareholder report, is useful to you, and we look forward to continuing to provide you with exceptional service. Thank you for your continued confidence in the Piper Funds family.

Sincerely,


/s/ Paul A. Dow

Paul A. Dow
President, Piper Funds


* International investing involves risks not typically associated with investing in the United States, including currency fluctuations, political instability and different accounting standards.


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                              3  1997 Annual Report - International Growth Funds

EMERGING MARKETS GROWTH FUND
--------------------------------------------------------------------------------

[PHOTO]
RICHARD MUCKART
is investment director and head of emerging markets investing at Edinburgh Fund Managers plc and manager of Emerging Markets Growth Fund. He has 25 years of financial experience.
--------------------------------------------------------------------------------


November 19, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

EMERGING MARKETS GROWTH FUND CLASS A RETURNED 23.91%* FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1997, WITH ALL DISTRIBUTIONS REINVESTED, BUT NOT INCLUDING THE FUND'S SALES CHARGE. This compares to a 6.56% return for the MSCI Emerging Markets Free Index+ and a 19.02% return for the Lipper Emerging Markets Funds Average++ over the same time period. The fund's good relative performance can be attributed to its overweighting*** in Latin America, which recorded solid investment results, and its underweighting*** in Asia, which registered relatively weak performance.

A FAVORABLE ECONOMIC ENVIRONMENT WAS THE MAIN REASON BEHIND LATIN AMERICA'S STRONG SHOWING. Several markets in the region were bolstered by additional developments, as well. For example, Argentina benefited from strong cash flows into newly established pension funds. Improving political conditions helped fuel markets in Mexico. Brazil was bolstered by the government's acceleration of the privatization program and significant tariff increases for telecommunications and electricity companies. Telebras (3.0% of total assets as of September 30, 1997), Brazil's leading telecommunications company, was one of the fund's better performers there.


--------------------------------------------------------------------------------
PERFORMANCE THROUGH SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[EDGAR REPRESENTATION OF CHART]

       Emerging Markets Growth  MSCI Emerging Markets   Lipper Emerging Markets
       Fund Class A, reflects        Free Index+             Funds Average++
        the fund's maximum
          4% sales charge

11/93          9600                    10000                     10000
11/93          9581                    10000                     10000
12/93         10608                    11653                     11494
1/94          11645                    11865                     11947
2/94          11482                    11654                     11630
3/94          10454                    10599                     10643
4/94           9158                    10387                     10278
5/94           9408                    10743                     10489
6/94           8774                    10447                     10006
7/94           9437                    11096                     10624
8/94          10867                    12473                     11768
9/94          11443                    12615                     11974
10/94         10906                    12388                     11704
11/94         10550                    11744                     11201
12/94          8688                    10800                     10215
1/95           7267                     9651                      9084
2/95           6317                     9404                      8777
3/95           6010                     9464                      8804
4/95           6864                     9888                      9188
5/95           6778                    10414                      9574
6/95           6912                    10445                      9600
7/95           6998                    10679                      9909
8/95           7075                    10428                      9691
9/95           7008                    10378                      9653
10/95          6691                     9981                      9225
11/95          6538                     9803                      8991
12/95          6797                    10238                      9295
1/96           8026                    10966                     10176
2/96           7709                    10791                     10033
3/96           7622                    10875                     10097
4/96           8150                    11310                     10455
5/96           8515                    11260                     10547
6/96           8486                    11330                     10560
7/96           8112                    10556                      9947
8/96           8410                    10826                     10227
9/96           8496                    10920                     10318
10/96          8381                    10628                     10062
11/96          8534                    10806                     10245
12/96          8789                    10855                     10390
1/97           9423                    11596                     11159
2/97           9730                    12092                     11537
3/97           9596                    11775                     11215
4/97           9682                    11795                     11212
5/97          10124                    12133                     11617
6/97          10739                    12782                     12130
7/97          11238                    12973                     12545
8/97           9903                    11322                     11124
9/97          10527                    11636                     11582

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of securities from emerging markets that are open to foreign investors, that includes no expenses or transaction charges.

++ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

--------------------------------------------------------------------------------
Class A Average Annualized Total Returns
Includes the fund's maximum 4% front-end sales charge

One Year                                                                18.95%
--------------------------------------------------------------------------------
Three Year                                                              -4.05%
--------------------------------------------------------------------------------
Since Inception (11/9/93)                                                1.33%
--------------------------------------------------------------------------------

Class B Cumulative Total Returns
Includes the fund's maximum 4% contingent deferred sales charge

Since Inception (2/18/97)                                                3.21%
-------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Safety of principal is not guaranteed. Performance prior to June 21, 1996, is that of Hercules Latin American Value Fund, the fund's predecessor. International investing involves risks not typically associated with U.S. investing, including currency fluctuations, political instability and different accounting standards. Risks are particularly significant when investing in emerging markets. See the prospectus for more complete information regarding risks. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, Class A returns would have been lower.

All fund and benchmark returns include reinvested distributions.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


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                              4  1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

ASSET ALLOCATION*** DECISIONS IN LATIN AMERICAN MARKETS ALSO CONTRIBUTED TO THE FUND'S INVESTMENT RESULTS.
In March, the fund temporarily reduced its exposure to Latin America, which helped protect shareholders. In April, markets there were briefly affected by the stronger-than-expected increase in U.S. economic activity. The fund's decision to increase its exposure to Latin America in May enhanced performance as many markets in the region recorded strong investment results over the ensuing months.

DEVALUATION*** OF CURRENCIES AND THE RESULTING SLOWDOWN IN ECONOMIC ACTIVITY WERE LARGELY RESPONSIBLE FOR THE DOWNTURN IN ASIAN STOCKS. While most markets in the region were hurt by the fallout of these events, larger markets, such as Australia, held up relatively well. The fund enjoyed good performance from its construction and infrastructure holdings in China. During the period, the fund was overweighted in Papua New Guinea and underweighted in Malaysia and Indonesia. Our underweighting in these countries helped the fund's investment results because their markets recorded sub-par performance. Ironically, the one event that many analysts thought would have some impact on Asian markets during the period, the much-anticipated and celebrated British handover of Hong Kong to China, had little impact on regional markets. Orogen Minerals (1.9%), a Papua New Guinea oil and mining company, provided good returns.

THE FUND INCREASED ITS EXPOSURE TO AFRICA, WHICH HELPED PERFORMANCE. Stocks that contributed favorably to the fund's investment results in Africa included Pioneer Tobacco (1.4%), Ghana's principle cigarette company; and Sasol (2.3%), a South African synthetic oil company. To expand into these areas, we used the sale of Asian stocks that had met our price targets.

OUR OUTLOOK FOR LATIN AMERICA AND AFRICA IS FAVORABLE GIVEN THEIR LONG-TERM GROWTH PROSPECTS AND THE GENERALLY STABLE POLITICAL ENVIRONMENT IN EACH REGION. In Latin America, the economic background continues to improve and inflation remains low. Moreover, underlying trends, such as increased


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY REGION
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997

[EDGAR REPRESENTATION OF CHART]

                Emerging Markets    MSCI Emerging
                  Growth Fund       Markets Free
                                       Index+

Latin America        41%                 37%
Pacific Basin        28%                 40%
Africa               15%                 12%
Emerging Europe       7%                  9%
Middle East           2%                  2%
Other Assets          7%                  0%

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of securities from emerging markets that are open to foreign investors, that includes no expenses or transaction charges.

TOP 10 HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997


     COMPANY                                 SECTOR                        COUNTRY
1    Grupo Financiero Banorte
     Class B                                 Financial Services            Mexico              5.0%
-------------------------------------------------------------------------------------------------------
2    Fomento Economico Mexicano
     Class B                                 Food & Beverage               Mexico              3.2%
-------------------------------------------------------------------------------------------------------
3    Telecomunicacoes Brasileiras
     (Telebras)                              Telecommunications            Brazil              3.0%
-------------------------------------------------------------------------------------------------------
4    Chilectra ADR                           Utilities                     Chile               2.9%
-------------------------------------------------------------------------------------------------------
5    Al-Ahram Beverages GDR                  Brewing & Distilling          Egypt               2.8%
-------------------------------------------------------------------------------------------------------
6    Centrais Eletricas Brasileiras
     (Electrobras)                           Utilities                     Brazil              2.7%
-------------------------------------------------------------------------------------------------------
7    Petroleo Brasileiro                     Oil & Gas                     Brazil              2.6%
-------------------------------------------------------------------------------------------------------
8    Cemex Class B                           Construction Materials        Mexico              2.5%
-------------------------------------------------------------------------------------------------------
9    Sasol                                   Oil & Gas                     South Africa        2.3%
-------------------------------------------------------------------------------------------------------
10   Goody's                                 Food & Beverage               Greece              2.3%
-------------------------------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


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                              5  1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

earnings growth and ongoing privatization, create a good foundation for stock prices to move higher. In Africa, several companies have excellent earnings growth prospects and are still selling at reasonable valuations*** relative to stocks in mature markets. Moreover, the economies in which these companies operate are growing steadily.

IN SOUTHEAST ASIA, WE REMAIN CONCERNED OVER THE PREVAILING CURRENCY TURMOIL AND ITS POTENTIAL IMPACT ON STOCK PRICES THERE. Since continued devaluations across the region may have major long-term implications for economic growth, we don't expect to increase our exposure in Asia until governments set clear policies to address the underlying problems. Once such progress is made, we intend to use market weakness as an opportunity to increase our investment in companies with solid fundamentals (good management, strong earnings growth, attractive valuation, etc.) and establish new positions in businesses that meet our strict criteria for initial investment.

We would like to express our appreciation for your investment in Emerging Markets Growth Fund. We remain dedicated to helping you achieve your investment goals in the new fiscal year.

Sincerely,


/s/ Richard Muckart

Richard Muckart
Portfolio Manager

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY COUNTRY
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997


[MAP]

Argentina                                                                    3%
Brazil                                                                      17%
Chile                                                                        6%
China                                                                        2%
Egypt                                                                        3%
Ghana                                                                        2%
Greece                                                                       2%
Hong Kong                                                                    4%
Hungary                                                                      3%
India                                                                        2%
Indonesia                                                                    5%
Israel                                                                       1%
Lebanon                                                                      1%
Malaysia                                                                     4%
Mexico                                                                      14%
Pakistan                                                                     1%
Papua New Guinea                                                             2%
Peru                                                                         1%
Philippines                                                                  2%
Russia                                                                       2%
South Africa                                                                 9%
South Korea                                                                  1%
Taiwan                                                                       2%
Thailand                                                                     3%
Zimbabwe                                                                     1%


Other assets of 7% are not included in the chart.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                              6  1997 Annual Report - International Growth Funds

PACIFIC-EUROPEAN GROWTH FUND
--------------------------------------------------------------------------------

[PHOTO]
RICHARD MUCKART
is investment director and head of emerging markets investing at Edinburgh Fund Managers plc and manager of Pacific-European Growth Fund. He has 25 years of financial experience.
--------------------------------------------------------------------------------

November 19, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1997, PACIFIC-EUROPEAN GROWTH FUND CLASS A PRODUCED A TOTAL RETURN OF 7.25%,* WITH ALL DISTRIBUTIONS REINVESTED, BUT NOT INCLUDING THE FUND'S SALES CHARGE. Over the same time frame, the MSCI European, Australian, Far East (EAFE) Index+, the fund's benchmark,*** returned 12.49%, and the Lipper International Funds Average++ returned 18.59%. We are disappointed in the fund's underperformance, which we attribute primarily to its exposure to Pacific Basin stocks, which, on balance, registered lower investment results than those recorded by European equities.

THE PERFORMANCE OF JAPANESE STOCKS DETRACTED FROM THE FUND'S INVESTMENT RESULTS. Japan's market was most affected by investor concern over the country's banking system and the state of Japan's weak economy. The Japanese market enjoyed a good run during the first half of 1997 after reports that the economy was showing signs of improvement. However, the economy's upturn was short-lived, which caused Japanese stock prices to trend lower late in the period. The fund's holdings in Japan that performed relatively well included Matsushita Electric Works (1.1% of total assets as of September 30, 1997) and Hitachi (0.8%).

STRONG PERFORMANCE IN CONTINENTAL EUROPEAN STOCK MARKETS HELPED THE FUND'S PERFORMANCE. Low inflation, weak currencies and corporate restructurings were largely responsible for the rally in Europe.

--------------------------------------------------------------------------------
PERFORMANCE THROUGH SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[EDGAR REPRESENTATION OF CHART]

         Pacific-European Growth   MSCI EAFE Index+   Lipper International
          Fund Class A, reflects                        Funds Average++
          the fund's Maximum 4%
              sales charge

Apr-90            9600                 10000                10000
Apr-90            9635                 10000                10000
May-90            9775                 11144                10741
Jun-90            9793                 11049                10969
Jul-90            8935                 11207                11399
Aug-90            9031                 10122                10202
Sep-90            7885                  8714                 9042
Oct-90            8349                 10075                 9771
Nov-90            8121                  9483                 9519
Dec-90            8347                  9641                 9491
Jan-91            8580                  9955                 9743
Feb-91            9117                 11025                10498
Mar-91            9269                 10366                10203
Apr-91            9350                 10471                10317
May-91            9502                 10583                10425
Jun-91            9072                  9808                 9892
Jul-91            9233                 10293                10339
Aug-91            8947                 10086                10270
Sep-91            8902                 10658                10580
Oct-91            8830                 10812                10621
Nov-91            8866                 10310                10238
Dec-91            9286                 10845                10729
Jan-92            9485                 10617                10838
Feb-92            9521                 10240                10862
Mar-92            9205                  9567                10499
Apr-92            9241                  9615                10791
May-92            9919                 10261                11313
Jun-92            9766                  9778                11008
Jul-92            9096                  9531                10615
Aug-92            9142                 10132                10650
Sep-92            9187                  9935                10430
Oct-92            9440                  9417                10132
Nov-92            9214                  9508                10178
Dec-92            9205                  9560                10315
Jan-93            9458                  9562                10362
Feb-93            9775                  9854                10607
Mar-93           10055                 10715                11197
Apr-93           10823                 11735                11757
May-93           10977                 11986                11990
Jun-93           10742                 11802                11758
Jul-93           10950                 12218                12115
Aug-93           11511                 12880                12908
Sep-93           11610                 12593                12893
Oct-93           12397                 12984                13519
Nov-93           12225                 11852                13022
Dec-93           13840                 12710                14352
Jan-94           14412                 13787                15169
Feb-94           14021                 13752                14805
Mar-94           13168                 13163                14101
Apr-94           13694                 13724                14471
May-94           13785                 13648                14448
Jun-94           13640                 13844                14263
Jul-94           13922                 13980                14667
Aug-94           14475                 14314                15136
Sep-94           14149                 13867                14800
Oct-94           14303                 14332                15074
Nov-94           13413                 13646                14361
Dec-94           13427                 13735                14168
Jan-95           12477                 13210                13465
Feb-95           12467                 13176                13533
Mar-95           13172                 14001                14010
Apr-95           13339                 14531                14475
May-95           13300                 14362                14637
Jun-95           13035                 14114                14658
Jul-95           13907                 14996                15434
Aug-95           13672                 14428                15115
Sep-95           13633                 14714                15389
Oct-95           13368                 14322                15098
Nov-95           13623                 14724                15257
Dec-95           14234                 15321                15707
Jan-96           14706                 15388                16034
Feb-96           14549                 15443                16106
Mar-96           14811                 15775                16366
Apr-96           15273                 16238                16850
May-96           14853                 15943                16810
Jun-96           14838                 16037                16953
Jul-96           14108                 15572                16371
Aug-96           13920                 15610                16583
Sep-96           14307                 16029                16936
Oct-96           13842                 15869                16866
Nov-96           14306                 16504                17641
Dec-96           14086                 16296                17760
Jan-97           13927                 15729                17692
Feb-97           14256                 15990                17971
Mar-97           14086                 16052                18012
Apr-97           13995                 16141                18078
May-97           15052                 17195                19123
Jun-97           15856                 18148                20020
Jul-97           15970                 18445                20626
Aug-97           14447                 17071                19111
Sep-97           15345                 18031                20350

+   The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of securities listed on the stock exchanges of Europe, Australia and the Far East that includes no expenses or transaction charges.

++ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

Class A Average Annualized Total Returns
Includes the fund's maximum 4% front-end sales charge

One Year                                                                 2.96%
--------------------------------------------------------------------------------
Five Year                                                                9.90%
--------------------------------------------------------------------------------
Since Inception (4/27/90)                                                5.93%
--------------------------------------------------------------------------------

Class B and Y Cumulative Total Returns
Class B share returns include the fund's maximum 4% contingent deferred sales charge. Sales charges do not apply to Class Y shares.

Class B Since Inception (2/18/97)                                        3.40%
--------------------------------------------------------------------------------
Class Y Since Inception (2/18/97)                                        8.03%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Safety of principal is not guaranteed. Performance prior to its conversion to an open-end fund on August 31, 1992, is based on its experience as a closed-end fund. International investing involves risks not typically associated with U.S. investing, including currency fluctuations, political instability and different accounting standards. See the prospectus for more complete information regarding risks. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, returns would have been lower.

    All fund and benchmark returns include reinvested distributions.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                              7  1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

Contributing to the fund's investment results were British Aerospace (1.3%) and Deutsche Bank (2.3%). Given the strong performance by European markets and signs that economic growth is beginning to increase on the continent, we positioned the fund defensively midway through the period by emphasizing value-oriented stocks.

PACIFIC BASIN MARKETS, ON BALANCE, DID NOT BENEFIT THE FUND'S INVESTMENT RESULTS. In early July, Thailand devalued*** its currency, which not only weighed heavily on its stock market but had a negative spillover effect on other markets in the region. The death of China's chairman Deng Xiaoping in February and the much-anticipated takeover of Hong Kong by China in July had little impact on local markets. Some of the fund's better performing stocks in Asia included Hutchison Whampoa (1.0%) and Lend Lease Corp. (0.7%).

THE FUND'S POSITION IN LATIN AMERICA, ALTHOUGH RELATIVELY SMALL, CONTRIBUTED POSITIVELY TO INVESTMENT RESULTS. Early in the period, the fund realized good performance from Brazil and Argentina. Each country saw its economy improve markedly in late 1996 and early 1997. The privatization and deregulation program in Brazil also had a favorable impact on stock prices there. In the final three months of the period, Mexico contributed solid investment results for the fund as political uncertainty subsided and the country's economy showed increasing strength.

DURING THE YEAR, WE MADE CHANGES TO THE FUND'S ASSET ALLOCATION*** STRATEGY THAT ARE WORTH NOTING. When Japan's economy showed sustained weakness in early 1997, we trimmed our position there and increased our exposure to Europe. In March, when U.S. interest rates rose due to inflation fears, we temporarily reduced our exposure to Latin American markets because of their sensitivity to U.S. economic events, a decision that helped protect shareholder capital. In May and June, following the strong runup in Brazil's market, we took profits in certain Brazilian stocks and established a new position in Spain.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY REGION
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997

[EDGAR REPRESENTATION OF CHART]

                   Pacific-European      MSCI EAFE Index+
                     Growth Fund

Europe                    61%                  60%
Japan                     22%                  31%
Other Pacific Basin        8%                   9%
Latin America              4%                   0%
Short-Term                 3%                   0%
Other Assets               2%                   0%

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of securities listed on the stock exchanges of Europe, Australia and the Far East that includes no expenses or transaction charges.

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997

     COMPANY                                SECTOR                        COUNTRY
1   Verenigde Nederlandse
    Uitgeversbedrijven Verenigd
    Bezit (VNU)                             Printing & Publishing         Netherlands         3.0%
-------------------------------------------------------------------------------------------------------
2   Union Bank of Switzerland
    Class B                                 Money Center Banks            Switzerland         2.7%
-------------------------------------------------------------------------------------------------------
3   Koninklijke Ahold NV                    Food/Retail                   Netherlands         2.7%
-------------------------------------------------------------------------------------------------------
4   Pinault-Printemps-Redoute               Retail                        France              2.4%
-------------------------------------------------------------------------------------------------------
5   Deutsche Bank                           Financial Services            Germany             2.3%
-------------------------------------------------------------------------------------------------------
6   Thyssen                                 Metal Products                Germany             2.3%
-------------------------------------------------------------------------------------------------------
7   Schneider                               Electronics                   France              2.2%
-------------------------------------------------------------------------------------------------------
8   Rhone-Poulenc Class A                   Pharmaceuticals               France              2.2%
-------------------------------------------------------------------------------------------------------
9   Novartis                                Pharmaceuticals               Switzerland         2.2%
-------------------------------------------------------------------------------------------------------
10  Bayer                                   Industrials &
                                            Conglomerates                 Germany             2.2%
-------------------------------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                              8  1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

LOOKING AHEAD, OUR FORECAST FOR JAPAN REMAINS CAUTIOUS. The Japanese economy is still weak and no clear signs indicate sustained improvement is likely anytime soon. Recent data show falling levels of confidence and industrial production and an increase in inventory levels. While the country's banking problems have been, in our judgment, overstated, they are likely to remain a source of significant concern to investors.

OUR OUTLOOK FOR CONTINENTAL EUROPE IS FAVORABLE, BUT WE ARE LESS OPTIMISTIC ABOUT THE PROSPECTS FOR THE PACIFIC BASIN. Corporate earnings growth in Europe is generally good and inflation is under control. Moreover, companies are continuing to make their businesses more efficient through restructuring. Currency problems in the Pacific Basin may continue to cause volatility for markets in the region.

Thank you for your investment in Pacific-European Growth Fund. In these difficult international markets, we will continue to do our best to deliver improved performance in seeking the fund's long-term investment goal.


Sincerely,


/s/ Richard Muckart

Richard Muckart
Portfolio Manager


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY COUNTRY
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997


[MAP]

EUROPE                                                                     61%

France                                                                     11%
Germany                                                                    11%
Italy                                                                       2%
Netherlands                                                                 7%
Spain                                                                       2%
Sweden                                                                      3%
Switzerland                                                                 7%
United Kingdom                                                             18%


[MAP]

PACIFIC BASIN                                                               7%

Australia                                                                   2%
Hong Kong                                                                   3%

Malaysia                                                          LESS THAN 1%
New Zealand                                                       LESS THAN 1%
Papua New Guinea                                                  LESS THAN 1%
Singapore                                                                   2%

[MAP]

JAPAN                                                                      23%

[MAP]

LATIN AMERICA                                                               4%

Argentina                                                                   1%
Brazil                                                                      1%
Cayman Islands                                                    LESS THAN 1%
Chile                                                                       1%
Mexico                                                                      1%


Short-term assets of 3% and other assets of 2% are not included in the chart.


--------------------------------------------------------------------------------

                              9  1997 Annual Report - International Growth Funds

            Financial Statements

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  September 30, 1997
 ................................................................................

                                                                EMERGING
                                                                MARKETS      PACIFIC-EUROPEAN
                                                              GROWTH FUND    GROWTH FUND
                                                              ------------   ------------
ASSETS:
Investments in securities at market value* (including
  repurchase agreements of $0 and $2,440,000, respectively)
  (note 2) .................................................  $16,391,637    $94,433,004
Cash in bank on demand deposit .............................      774,019         39,206
Foreign cash in bank on demand deposit .....................      339,583         47,871
Receivable for investment securities sold ..................      136,388      1,306,342
Receivable for fund shares sold ............................        7,571        172,843
Organization costs .........................................       23,931             --
Dividends and accrued interest receivable ..................       70,474        443,727
Other assets ...............................................       17,551             --
                                                              ------------   ------------
  Total assets .............................................   17,761,154     96,442,993
                                                              ------------   ------------

LIABILITIES:
Net unrealized depreciation of forward foreign currency
  contracts held (note 5) ..................................        3,968          3,685
Payable for investment securities purchased ................      408,373      1,172,148
Payable for fund shares redeemed ...........................       21,198      1,238,213
Accrued investment management fee ..........................       14,080         79,733
Accrued distribution and service fees ......................        4,796         21,531
Other accrued expenses .....................................          597          8,706
                                                              ------------   ------------
  Total liabilities ........................................      453,012      2,524,016
                                                              ------------   ------------
  Net assets applicable to outstanding capital stock .......  $17,308,142    $93,918,977
                                                              ------------   ------------
                                                              ------------   ------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $20,131,544    $83,764,712
Undistributed (distributions in excess of) net investment
  income ...................................................      (33,872)     3,067,134
Accumulated net realized loss on investments and foreign
  currency translations ....................................   (5,672,277)    (5,592,519)
Unrealized appreciation of investments and on translation of other assets and liabilities denominated in foreign
  currencies ...............................................    2,882,747     12,679,650
                                                              ------------   ------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $17,308,142    $93,918,977
                                                              ------------   ------------
                                                              ------------   ------------

* Investments in securities at identified cost .............  $13,497,499    $81,741,387
                                                              ------------   ------------
                                                              ------------   ------------

NET ASSET VALUE AND OFFERING PRICE:

CLASS A:
Net assets .................................................  $16,998,380    $78,802,319
Shares outstanding (authorized 800 million shares of $0.01
  par value) ...............................................    1,551,058      5,836,071
Net asset value ............................................  $     10.96    $     13.50
Maximum offering price per share (net asset value plus 4% of
  offering price) ..........................................  $     11.42    $     14.06

CLASS B:
Net assets .................................................  $   309,762    $    55,489
Shares outstanding (authorized 400 million shares of $0.01
  par value) ...............................................       28,531          4,120
Net asset value and offering price per share ...............  $     10.86    $     13.47

CLASS Y:
Net assets .................................................           --    $15,061,169
Shares outstanding (authorized 200 million shares of $0.01
  par value) ...............................................           --      1,111,928
Net asset value and offering price per share ...............           --    $     13.55

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                           10    1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For the Year Ended September 30, 1997
 ................................................................................

                                                               EMERGING
                                                                MARKETS     PACIFIC-EUROPEAN
                                                              GROWTH FUND   GROWTH FUND
                                                              -----------   -----------
INCOME:
Dividends (net of foreign withholding taxes of $25,876 and
  $216,367, respectively) ..................................  $  285,660    $1,817,526
Interest (net of foreign withholding taxes of $0 and $1,448,
  respectively) ............................................       3,367        68,062
                                                              -----------   -----------

  Total income .............................................     289,027     1,885,588
                                                              -----------   -----------

EXPENSES (NOTE 6):
Investment management fee ..................................     160,956       936,677
Distribution and service fees:
  CLASS A ..................................................      80,014       577,711
  CLASS B ..................................................         924           240
  CLASS Y ..................................................          --            --
Custodian and accounting fees ..............................      90,971       419,435
Transfer agent and dividend disbursing agent fees ..........      34,447       140,499
Registration fees ..........................................      25,305        45,673
Reports to shareholders ....................................      39,981        97,497
Amortization of organization costs .........................      17,900            --
Directors' fees ............................................       9,122         9,060
Audit and legal fees .......................................      69,271        71,553
Other expenses .............................................       9,145        21,936
                                                              -----------   -----------
  Total expenses ...........................................     538,036     2,320,281
    Less Class A expenses waived by the distributor ........     (27,284)     (196,521)
    Less expenses waived by the advisor ....................    (188,071)           --
                                                              -----------   -----------

  Net expenses before expenses paid indirectly .............     322,681     2,123,760
    Less expenses paid indirectly ..........................     (61,065)       (2,801)
                                                              -----------   -----------

  Total net expenses .......................................     261,616     2,120,959
                                                              -----------   -----------

  Net investment income (loss) .............................      27,411      (235,371)
                                                              -----------   -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized gain (loss) on:
  Investments (including foreign tax benefit of $0 and
    $926,949, respectively)(note 3) ........................   1,183,314     1,444,981
  Foreign currency transactions ............................     (78,803)     (580,438)
                                                              -----------   -----------

  Net realized gain on investments and foreign currency ....   1,104,511       864,543
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies ............   2,200,606     6,160,316
                                                              -----------   -----------

  Net gain on investments and foreign currency .............   3,305,117     7,024,859
                                                              -----------   -----------

    Net increase in net assets resulting from operations ...  $3,332,528    $6,789,488
                                                              -----------   -----------
                                                              -----------   -----------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                           11    1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                  EMERGING MARKETS GROWTH FUND                  PACIFIC-EUROPEAN GROWTH FUND
                                          --------------------------------------------   ------------------------------------------
                                                         Three Months                                   Seven Months
                                           Year Ended        Ended        Year Ended      Year Ended       Ended        Year Ended
                                            9/30/97         9/30/96        6/30/96*        9/30/97        9/30/96        2/29/96
                                          ------------   -------------   -------------   ------------   ------------   ------------
OPERATIONS:
Net investment income (loss)  ..........   $    27,411   $      9,030     $     28,691   $   (235,371)  $    292,446   $    593,324
Net realized gain (loss) on investments
  and foreign currency transactions  ...     1,104,511       (235,353)       1,703,865        864,543      9,295,452     10,814,732
Net change in unrealized appreciation or
  depreciation of investments and on
  translation of other assets and
  liabilities denominated in foreign
  currencies  ..........................     2,200,606        256,946        1,774,245      6,160,316    (13,137,979)    13,491,482
                                          ------------   -------------   -------------   ------------   ------------   ------------

  Net increase (decrease) in net assets
    resulting from operations  .........     3,332,528         30,623        3,506,801      6,789,488     (3,550,081)    24,899,538
                                          ------------   -------------   -------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income  ..........        (7,719)            --               --       (306,934)            --       (593,324)
  From net realized gains  .............            --             --               --     (4,156,148)    (8,239,435)   (10,077,791)
CLASS B:
  From net investment income  ..........            --             --               --            (30)            --             --
  From net realized gains  .............            --             --               --             --             --             --
CLASS Y:
  From net investment income  ..........            --             --               --        (11,223)            --             --
  From net realized gains  .............            --             --               --             --             --             --
                                          ------------   -------------   -------------   ------------   ------------   ------------
  Total distributions  .................        (7,719)            --               --     (4,474,335)    (8,239,435)   (10,671,115)
                                          ------------   -------------   -------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ................................       (88,308)      (194,919)     (12,194,639)   (94,756,049)    20,931,482     (5,309,571)
CLASS B ................................       299,743             --               --         53,014             --             --
CLASS Y ................................            --             --               --     13,853,189             --             --
                                          ------------   -------------   -------------   ------------   ------------   ------------
  Increase (decrease) in net assets from
    capital share transactions  ........       211,435       (194,919)     (12,194,639)   (80,849,846)    20,931,482     (5,309,571)
                                          ------------   -------------   -------------   ------------   ------------   ------------
  Total increase (decrease) in net
    assets  ............................     3,536,244       (164,296)      (8,687,838)   (78,534,693)     9,141,966      8,918,852

Net assets at beginning of period (note
  1)  ..................................    13,771,898     13,936,194       22,624,032    172,453,670    163,311,704    154,392,852
                                          ------------   -------------   -------------   ------------   ------------   ------------

Net assets at end of period  ...........   $17,308,142   $ 13,771,898     $ 13,936,194   $ 93,918,977   $172,453,670   $163,311,704
                                          ------------   -------------   -------------   ------------   ------------   ------------
                                          ------------   -------------   -------------   ------------   ------------   ------------

Undistributed (distributions in excess
  of) net investment income  ...........   $   (33,872)  $      7,531     $         --   $  3,067,134   $    191,694   $         --
                                          ------------   -------------   -------------   ------------   ------------   ------------
                                          ------------   -------------   -------------   ------------   ------------   ------------

* REPRESENTS HISTORICAL FINANCIAL RESULTS OF HERCULES LATIN AMERICAN VALUE FUND PRIOR TO JUNE 21, 1996. SEE NOTE 1 TO FINANCIAL
  STATEMENTS.

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                           12    1997 Annual Report - International Growth Funds

             Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Global Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently has outstanding two series (the funds):
                      Emerging Markets Growth Fund and Pacific-European Growth Fund, which are classified as non-diversified and diversified series, respectively. The company's articles of incorporation permit the board of directors to create additional series in the future.

                      The funds commenced offering Class B shares and Pacific-European Growth Fund commenced offering Class Y shares on February 18, 1997. All shares existing prior to that date were classified as Class A shares. Key features of each class are:

                      CLASS A:
                      - Subject to a front-end sales charge

                      - Lower distribution and service fees than Class B

                      CLASS B:
                      - No front-end sales charge

                      - Subject to a contingent deferred sales charge upon redemption

                      - Higher distribution and service fees than Class A

                      - Automatic conversion to Class A shares at the beginning of the sixth calendar year after issuance

                      CLASS Y:
                      - Requires a minimum initial investment of $1 million

                      - No front-end or contingent deferred sales charges

                      - No distribution or service fees

                      The classes of shares have the same rights and are identical in all respects except that each class bears different distribution expenses, has exclusive voting rights with respect to matters affecting that class and has different exchange privileges.

                      Emerging Markets Growth Fund invests primarily in common stocks of emerging securities markets. Emerging securities markets can be found in regions such as Latin America, Asia, Eastern Europe, the Middle East and Africa. Emerging Markets Growth Fund commenced operations and acquired the net assets of Hercules Latin American Value Fund, a series of Hercules Funds Inc., on June 21, 1996, via a tax-free reorganization. Emerging Markets Growth Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for Emerging Markets Growth Fund prior to June 21, 1996, represents the financial history of Hercules Latin American Value Fund.

--------------------------------------------------------------------------------
                           13    1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

                      Pacific-European Growth Fund invests primarily in the Pacific Basin (for example, Japan, Hong Kong, Malaysia, Singapore or Thailand) and Europe (including Eastern Europe). Pacific-European Growth Fund acquired the net assets of Hercules European Value Fund and Hercules Pacific Basin Value Fund on June 21, 1996, via a tax-free reorganization.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the funds' board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      OPTIONS TRANSACTIONS
                      For hedging purposes, the funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the funds give up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the funds pay a premium whether or not the option is exercised. The funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                      Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes.Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be

--------------------------------------------------------------------------------
                           14    1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------
                      subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes, the "mark-to-market" of certain other investments for tax purposes, losses deferred due to "wash sale" transactions, and the non-deductibility of amortization of organization costs. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains and losses were recorded by the funds.

                      On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made as follows:

                                          EMERGING MARKETS    PACIFIC-EUROPEAN
                                             GROWTH FUND         GROWTH FUND
                                          -----------------   -----------------
Decrease additional paid-in capital ....       $(17,708)          $  (62,785)
Increase (Decrease) accumulated net
  realized loss on investments .........       $(78,803)          $3,366,213
Increase (Decrease) undistributed net
  investment income ....................       $(61,095)          $3,428,998

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income will be declared separately for each class and paid at least annually. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares of the same class.

                      ORGANIZATION COSTS
                      Organization costs were incurred in connection with the start up and initial registration of Emerging Markets Growth Fund's predecessor. These costs are amortized over 60 months on a straight-line basis. If any or all of the shares representing initial capital of the fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding preceding the redemption.

                      FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS
                      Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. For financial reporting purposes the realized and unrealized gain (loss) on investments reflects changes in exchange rates as well as changes in the market value of investments.

                      The funds also may enter into forward foreign currency exchange contracts for hedging purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds,

--------------------------------------------------------------------------------
                           15    1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------
                      and the resulting unrealized appreciation or depreciation, are determined using foreign currency exchange rates from independent pricing sources. The funds are subject to the credit risk that the other party will not complete the obligations of the contract.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, Pacific-European Growth Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Emerging Markets Growth Fund may invest in repurchase agreements secured by U.S. government or agency obligations in an individual account. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      ALLOCATION OF INCOME, EXPENSES AND GAINS (LOSSES)
                      Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Class-specific expenses, which include distribution and service fees, are charged directly to such class.

                      CONCENTRATION OF RISK
                      Investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the funds' investments and the income they generate, as well as the funds' ability to repatriate such amounts.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended September 30, 1997, were as follows:

                                          EMERGING MARKETS    PACIFIC-EUROPEAN
                                             GROWTH FUND         GROWTH FUND
                                          -----------------   -----------------
Purchases ..............................     $16,026,016         $ 77,183,862
Proceeds from sales ....................     $15,502,732         $157,023,085

                      Net realized gain on investments for Pacific-European Growth Fund includes realized gains of $3,419,105 related to purchased foreign currency options which were sold during the year.

--------------------------------------------------------------------------------
                           16    1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

(4) CAPITAL SHARE
    TRANSACTIONS
 ................................
                      Capital share transactions for the funds were as follows:

                                                 YEAR ENDED            THREE MONTHS ENDED            YEAR ENDED
                                           SEPTEMBER 30, 1997 (a)      SEPTEMBER 30, 1996          JUNE 30, 1996
                                          ------------------------  ------------------------  ------------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                          ----------  ------------  ----------  ------------  ----------  ------------
EMERGING MARKETS GROWTH FUND:
CLASS A:
  Sales of fund shares .................     668,289  $  6,437,548     570,420  $  4,970,884   1,061,183  $  8,309,695
  Issued for reinvested
    distributions ......................         850         7,638          --            --          --            --
  Redemptions of fund shares ...........    (673,484)   (6,533,494)   (590,645)   (5,165,803) (2,625,903)  (20,504,334)
                                          ----------  ------------  ----------  ------------  ----------  ------------
                                              (4,345) $    (88,308)    (20,225) $   (194,919) (1,564,720) $(12,194,639)
                                          ----------  ------------  ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------  ----------  ------------
CLASS B:
  Sales of fund shares .................      29,614       311,376
  Redemptions of fund shares ...........      (1,083)      (11,633)
                                          ----------  ------------
                                              28,531  $    299,743
                                          ----------  ------------
                                          ----------  ------------

                                                 YEAR ENDED            SEVEN MONTHS ENDED            YEAR ENDED
                                           SEPTEMBER 30, 1997 (a)      SEPTEMBER 30, 1996        FEBRUARY 29, 1996
                                          ------------------------  ------------------------  ------------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                          ----------  ------------  ----------  ------------  ----------  ------------
PACIFIC-EUROPEAN GROWTH FUND:
CLASS A:
  Sales of fund shares .................   1,339,186  $ 16,832,030   1,035,524  $ 13,832,617   2,173,410  $ 29,496,476
  Issued for reinvested
    distributions ......................     345,346     4,320,301     610,491     8,150,058     795,210    10,633,411
  Redemptions of fund shares ...........  (7,646,599)  (96,625,546) (2,238,550)  (29,624,360) (3,316,664)  (45,439,458)
  Redemptions in exchange for Class Y
    shares .............................  (1,531,333)  (19,282,834)
  Issued in connection with acquisition
    (note 8) ...........................          --            --   2,139,125    28,573,167          --            --
                                          ----------  ------------  ----------  ------------  ----------  ------------
                                          (7,493,400) $(94,756,049)  1,546,590  $ 20,931,482    (348,044) $ (5,309,571)
                                          ----------  ------------  ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------  ----------  ------------
CLASS B:
  Sales of fund shares .................       4,118  $     52,984
  Issued for reinvested
    distributions ......................           2            30
                                          ----------  ------------
                                               4,120  $     53,014
                                          ----------  ------------
                                          ----------  ------------
CLASS Y:
  Sales of fund shares .................      94,569  $  1,258,268
  Sales in exchange for Class A shares     1,531,178    19,282,834
  Issued for reinvested
    distributions ......................         763        10,526
  Redemptions of fund shares ...........    (514,582)   (6,698,439)
                                          ----------  ------------
                                           1,111,928  $ 13,853,189
                                          ----------  ------------
                                          ----------  ------------

(a) REPRESENTS PERIOD FROM FEBRUARY 18 (COMMENCEMENT OF OFFERING OF SHARES) TO SEPTEMBER 30, 1997, FOR CLASS B AND CLASS Y.

                      Sales charges received by Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, for distributing the funds' shares for the year ended September 30, 1997, were as follows:

                                          EMERGING MARKETS           PACIFIC-EUROPEAN
                                             GROWTH FUND                GROWTH FUND
                                          -----------------   -------------------------------
                                          CLASS A  CLASS B     CLASS A    CLASS B    CLASS Y
                                          -------  --------   ---------   --------   --------
Front-end sales charges ................  $15,893     $--     $  19,554      $--        $--
Contingent deferred sales charges ......    7,191      12        12,509       --         --
                                          -------     ---     ---------      ---        ---
                                          $23,084     $12     $  32,063      $--        $--
                                          -------     ---     ---------      ---        ---
                                          -------     ---     ---------      ---        ---

--------------------------------------------------------------------------------
                           17    1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

(5) FORWARD FOREIGN
    CURRENCY CONTRACTS
 ................................
                      On September 30, 1997, the funds had open foreign currency exchange contracts which obligate the funds to deliver and receive currencies at specified future dates. The unrealized depreciation on these contracts is reflected in the accompanying financial statements. The terms of the open contracts are as follows:

                                                             U.S.                     U.S.
                                             CURRENCY      $ VALUE     CURRENCY     $ VALUE
                                               TO BE        AS OF        TO BE       AS OF     APPRECIATION
SETTLEMENT DATE                              DELIVERED     9/30/97     RECEIVED     9/30/97   (DEPRECIATION)
----------------------------------------  ---------------  --------  -------------  --------  ---------------
EMERGING MARKETS GROWTH FUND:
October 2, 1997 ........................      817,506 MYR  $251,811    250,961 USD  $250,961      $  (850)
October 2, 1997 ........................       85,861 USD    85,861  2,962,190 THB    82,743      $(3,118)
                                                           --------                 --------  ---------------
                                                           $337,672                 $333,704      $(3,968)
                                                           --------                 --------  ---------------
                                                           --------                 --------  ---------------
PACIFIC-EUROPEAN GROWTH FUND:
October 2, 1997 ........................      248,965 USD  $248,965    342,173 AUD  $248,127      $  (838)
October 2, 1997 ........................      332,343 AUD   240,999    239,952 USD   239,952       (1,047)
October 2, 1997 ........................  132,837,846 IDR    40,623     40,376 USD    40,376         (247)
October 2, 1997 ........................   23,700,560 IDR     7,248      7,204 USD     7,204          (44)
October 1, 1997 ........................      332,726 DEM   188,781    187,272 USD   187,272       (1,509)
                                                           --------                 --------  ---------------
                                                           $726,616                 $722,931      $(3,685)
                                                           --------                 --------  ---------------
                                                           --------                 --------  ---------------

     AUD=AUSTRALIA DOLLAR
     DEM=GERMAN MARK
     IDR=INDONESIAN RUPIAH
     MYR=MALAYSIA RINGGIT
     THB=THAI BAHT
     USD=UNITED STATES DOLLAR

(6) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages the funds' assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. For Emerging Markets Growth Fund the fee is equal to an annual rate of 1% of the fund's average daily net assets. For Pacific-European Growth Fund, the fee is equal to an annual rate of 1% of the first $100 million in average daily net assets, 0.875% of the next $100 million and 0.75% of the net assets in excess of $200 million. For the year ended September 30, 1997, the effective management fees paid by Emerging Markets Growth Fund and Pacific-European Growth Fund were 1.00% and 0.75%, respectively, on an annual basis.

                      Since April 1991, the basic fee for Pacific-European Growth Fund has been subject to a performance adjustment. The adjustment is computed monthly by comparing the performance of the Class A shares relative to the Morgan Stanley Capital International EAFE Index, over the preceding 12 month period. For each percentage point the Class A shares outperform or underperform the EAFE Index the monthly fee is increased or decreased by 0.05% (on an annual basis) up to a maximum of 0.25% (on an annual basis) of the fund's average daily net assets. During the year ended September 30, 1997, the performance adjustment decreased the management fee by $295,862.

                      Edinburgh Fund Managers plc has been retained by Piper Capital as the subadvisor of Pacific-European Growth Fund and is paid a fee equal to 65% of the basic investment management fee plus

--------------------------------------------------------------------------------
                           18    1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

                      or minus 90% of the performance adjustment. Edinburgh Fund Managers plc has entered into an expense reimbursement agreement with the advisor under which it pays the advisor a monthly fee equal to 10% of the basic investment management fee. This 10% fee is a reimbursement to the advisor for certain expenses it bears in connection with the administration of Pacific-European Growth Fund. Edinburgh Fund Managers plc has also been retained by Piper Capital as the subadvisor of Emerging Markets Growth Fund and is paid a fee equal to 0.50% of the fund's average daily net assets.

                      DISTRIBUTION AND SERVICE FEES
                      Each fund also pays Piper Jaffray fees accrued daily and paid quarterly for providing shareholder services and distribution-related services. The fees for each class, which are being voluntarily limited for Class A for the year ended September 30, 1997, are stated below as a percent of average daily net assets attributable to such shares.

                                          EMERGING MARKETS         PACIFIC-EUROPEAN
                                             GROWTH FUND              GROWTH FUND
                                          -----------------   ---------------------------
                                          CLASS A   CLASS B   CLASS A   CLASS B   CLASS Y
                                          -------   -------   -------   -------   -------
Payable as a distribution fee ..........    0.25%     0.75%     0.25%     0.75%      --
Payable as a service fee ...............    0.25%     0.25%     0.25%     0.25%      --
                                                                                     --
                                          -------   -------   -------   -------
    Total distribution and service
      fees .............................    0.50%     1.00%     0.50%     1.00%      --
                                                                                     --
                                                                                     --
                                          -------   -------   -------   -------
                                          -------   -------   -------   -------
    Total distribution and service fees
      after voluntary limitation .......    0.33%     1.00%     0.33%     1.00%      --
                                                                                     --
                                                                                     --
                                          -------   -------   -------   -------
                                          -------   -------   -------   -------

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $6.00 per active shareholder account and $1.60 per closed account. For the year ended September 30, 1997, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                          EMERGING MARKETS    PACIFIC-EUROPEAN
                                             GROWTH FUND         GROWTH FUND
                                          -----------------   -----------------
Piper Jaffray ..........................       $19,896             $83,724
Piper Trust ............................            --              12,727
                                          -----------------   -----------------
                                               $19,896             $96,451
                                          -----------------   -----------------
                                          -----------------   -----------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, distribution and shareholder account servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses. For the year ended September 30, 1997, Piper Capital voluntarily limited total fees and expenses for Emerging Markets Growth Fund to annual rates of 2.00% and 2.67% of average daily net assets attributable to such shares for Class A and Class B, respectively.

--------------------------------------------------------------------------------
                           19    1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(7) CAPITAL LOSS
    CARRYOVER
 ................................
                      For federal income tax purposes, the funds had capital loss carryovers at September 30, 1997, which, if not offset by subsequent capital gains, will expire on the funds' fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                      Utilization of the capital loss carryovers is limited to $820,258 and $1,065,056 per year for Emerging Markets Growth Fund and Pacific-European Growth Fund, respectively.

      EMERGING MARKETS             PACIFIC-EUROPEAN
        GROWTH FUND                   GROWTH FUND
 --------------------------   ---------------------------
 CAPITAL LOSS                 CAPITAL LOSS
   CARRYOVER     EXPIRATION     CARRYOVER     EXPIRATION
 -------------   ----------   -------------   -----------
   $5,670,695       2003        $5,592,519      2003-2006
 -------------                -------------
 -------------                -------------

(8) ACQUISITION
 ................................
                      On June 21, 1996, the Pacific-European Growth Fund acquired all of the net assets of Hercules European Value Fund and Hercules Pacific Basin Value Fund (Hercules Funds) in a tax-free reorganization approved by the Hercules Funds' shareholders on June 18, 1996. The fund issued 759,622 shares in exchange for net assets of $10,146,587 of Hercules European Value Fund and 1,379,503 shares for net assets of $18,426,580 of Hercules Pacific Basin Value Fund. Included in the net assets acquired was $1,106,240 in unrealized appreciation and $2,940,783 in accumulated losses. The aggregate net assets of the combined fund following the transaction totalled $190,869,104.

--------------------------------------------------------------------------------
                           20    1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

(9) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      EMERGING MARKETS GROWTH FUND

                                                                          CLASS A
                                          -----------------------------------------------------------------------
                                                            Three Months
                                            Year Ended         Ended                 Year Ended June 30,
                                          September 30,    September 30,    -------------------------------------
                                               1997             1996          1996(c)       1995        1994(d)
                                          --------------   --------------   -----------   ---------   -----------
PER-SHARE DATA
Net asset value, beginning of period ...      $  8.85          $  8.84         $ 7.20     $    9.14      $10.00
                                          --------------   --------------   -----------   ---------   -----------
Operations:
  Net investment income ................         0.02               --           0.01            --        0.01
  Net realized and unrealized gains
    (losses) on investments ............         2.10             0.01           1.63         (1.94)      (0.87)
                                          --------------   --------------   -----------   ---------   -----------
    Total from operations ..............         2.12             0.01           1.64         (1.94)      (0.86)
                                          --------------   --------------   -----------   ---------   -----------
Distributions to shareholders:
  From net investment income ...........        (0.01)              --             --            --          --
                                          --------------   --------------   -----------   ---------   -----------
Net asset value, end of period .........      $ 10.96          $  8.85         $ 8.84     $    7.20      $ 9.14
                                          --------------   --------------   -----------   ---------   -----------
                                          --------------   --------------   -----------   ---------   -----------
SELECTED INFORMATION
Total return (a) .......................        23.91%            0.11%         22.78%       (21.23)%     (8.60)%
Net assets at end of period (in
  millions) ............................      $    17          $    14         $   14     $      23      $   28
Ratio of expenses to average daily net
  assets ...............................         2.00%            2.00%(f)       2.00%         2.00%       2.00%(f)
Ratio of net investment income (loss) to
  average daily net assets .............         0.17%            0.26%(f)       0.15%        (0.03)%      0.14%(f)
Average commission rate paid on
  portfolio transactions (b) ...........      $0.0007          $0.0009            n/a           n/a         n/a
Portfolio turnover rate (excluding
  short-term securities) ...............          105%               0%           140%          161%         78%
Ratios before waivers by the advisor and
  distributor:
  Ratio of expenses to average daily net
    assets before waivers ..............         3.34%            4.09%(f)       3.54%         3.47%       3.10%(f)
  Ratio of net investment loss to
    average daily net assets before
    waivers ............................        (1.17)%          (1.83)%(f)     (1.39)%       (1.50)%     (0.96)%(f)

                                             CLASS B
                                          --------------
                                           Period Ended
                                          September 30,
                                             1997(e)
                                          --------------
PER-SHARE DATA
Net asset value, beginning of period ...      $ 10.13
                                          --------------
Operations:
  Net realized and unrealized gains on
    investments ........................         0.73
                                          --------------
Net asset value, end of period .........      $ 10.86
                                          --------------
                                          --------------
SELECTED INFORMATION
Total return (a) .......................         7.21%
Net assets at end of period (in
  thousands) ...........................      $   310
Ratio of expenses to average daily net
  assets ...............................         2.64%(f)
Ratio of net investment income to
  average daily net assets .............         0.03%(f)
Average commission rate paid on
  portfolio transactions (b) ...........      $0.0007
Portfolio turnover rate (excluding
  short-term securities) ...............          105%
Ratios before waivers by the advisor:
  Ratio of expenses to average daily net
    assets before waivers ..............         3.39%(f)
  Ratio of net investment loss to
    average daily net assets before
    waivers ............................        (0.72)%(f)

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(b) DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996. THE COMPARABILITY OF THIS INFORMATION MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.
(c) EMERGING MARKETS GROWTH FUND COMMENCED OPERATIONS AND ACQUIRED THE NET ASSETS OF HERCULES LATIN AMERICAN VALUE FUND ON JUNE 21, 1996, VIA A TAX-FREE REORGANIZATION. EMERGING MARKETS GROWTH FUND HAD NO ASSETS OR LIABILITIES PRIOR TO THE ACQUISITION. CONSEQUENTLY, THE INFORMATION PRESENTED FOR EMERGING MARKETS GROWTH FUND PRIOR TO JUNE 21, 1996, REPRESENTS THE FINANCIAL HISTORY OF HERCULES LATIN AMERICAN VALUE FUND. AS A RESULT OF THE REORGANIZATION, THE FUND'S SUBADVISOR CHANGED FROM BANKERS TRUST COMPANY TO EDINBURGH FUND MANAGERS PLC. ON JULY 18, 1995, SHAREHOLDERS OF HERCULES LATIN AMERICAN VALUE FUND APPROVED A CHANGE IN THE FUND'S ADVISOR FROM HERCULES INTERNATIONAL MANAGEMENT LLC TO PIPER CAPITAL MANAGEMENT INCORPORATED.
(d) COMMENCEMENT OF OPERATIONS OF HERCULES LATIN AMERICAN VALUE FUND WAS NOVEMBER 9, 1993.
(e)  COMMENCEMENT OF OFFERING OF CLASS B SHARES WAS FEBRUARY 18, 1997.
(f)  ANNUALIZED.

--------------------------------------------------------------------------------
                           21    1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

(9) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      PACIFIC-EUROPEAN GROWTH FUND

                                                                            CLASS A
                                          ---------------------------------------------------------------------------
                                                            Seven Months
                                            Year Ended         Ended                 Year Ended February 28,
                                          September 30,    September 30,    -----------------------------------------
                                               1997           1996(b)        1996      1995      1994       1993(d)
                                          --------------   --------------   -------   -------   -------   -----------
PER-SHARE DATA
Net asset value, beginning of period ...      $ 12.94          $ 13.86      $ 12.73   $ 15.44   $ 10.81      $10.53
                                          --------------   --------------   -------   -------   -------   -----------
Operations:
  Net investment income (loss) .........        (0.04)(g)         0.07         0.05     (0.03)    (0.03)         --
  Net realized and unrealized gains
    (losses) on investments ............         0.95            (0.28)        2.03     (1.63)     4.72        0.28
                                          --------------   --------------   -------   -------   -------   -----------
    Total from operations ..............         0.91            (0.21)        2.08     (1.66)     4.69        0.28
                                          --------------   --------------   -------   -------   -------   -----------
Distributions to shareholders:
  From net investment income ...........        (0.03)              --        (0.05)       --        --          --
  From net realized gains ..............        (0.32)           (0.71)       (0.90)    (1.05)    (0.06)         --
                                          --------------   --------------   -------   -------   -------   -----------
    Total distributions to
      shareholders .....................        (0.35)           (0.71)       (0.95)    (1.05)    (0.06)         --
                                          --------------   --------------   -------   -------   -------   -----------
Net asset value, end of period .........      $ 13.50          $ 12.94      $ 13.86   $ 12.73   $ 15.44      $10.81
                                          --------------   --------------   -------   -------   -------   -----------
                                          --------------   --------------   -------   -------   -------   -----------
SELECTED INFORMATION
Total return (a) .......................         7.25%           (1.66)%      16.70%   (11.09)%   43.45%       2.66%
Net assets at end of period (in
  millions) ............................      $    79          $   172      $   163   $   154   $   166      $   60
Ratio of expenses to average daily net
  assets ...............................         1.72%            1.64%(f)     1.55%     1.76%     1.81%       2.25%
Ratio of net investment income (loss) to
  average daily net assets .............        (0.28)%           0.29%(f)     0.36%    (0.19)%   (0.29)%      0.03%
Average commission rate paid on
  portfolio transactions (c) ...........      $0.0212          $0.0173          n/a       n/a       n/a         n/a
Portfolio turnover rate (excluding
  short-term securities) ...............           62%              49%          65%       57%       52%         59%
Ratios before waivers by the advisor and
  distributor:
  Ratio of expenses to average daily net
    assets before waivers ..............         1.89%            1.83%(f)     1.73%     1.98%     2.01%       2.59%
  Ratio of net investment income (loss)
    to average daily net assets before
    waivers ............................        (0.45)%           0.10%(f)     0.18%    (0.41)%   (0.49)%     (0.31)%

                                             CLASS B          CLASS Y
                                          --------------   --------------
                                           Period Ended     Period Ended
                                          September 30,    September 30,
                                             1997(e)          1997(e)
                                          --------------   --------------
PER-SHARE DATA
Net asset value, beginning of period ...      $ 12.55          $ 12.55
                                          --------------   --------------
Operations:
  Net investment income (loss) .........        (0.01)            0.07
  Net realized and unrealized gains on
    investments ........................         0.94             0.94
                                          --------------   --------------
    Total from operations ..............         0.93             1.01
Distributions to shareholders:
  From net investment income ...........        (0.01)           (0.01)
                                          --------------   --------------
Net asset value, end of period .........      $ 13.47          $ 13.55
                                          --------------   --------------
                                          --------------   --------------
SELECTED INFORMATION
Total return (a) .......................         7.40%            8.03%
Net assets at end of period (in
  thousands and millions for Class B and
  Class Y, respectively) ...............      $    55          $    15
Ratio of expenses to average daily net
  assets ...............................         2.44%(f)         1.42%(f)
Ratio of net investment income (loss) to
  average daily net assets .............        (0.24)%(f)        0.77%(f)
Average commission rate paid on
  portfolio transactions (c) ...........      $0.0212          $0.0212
Portfolio turnover rate (excluding
  short-term securities) ...............           62%              62%

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(b) ON JUNE 21, 1996, THE FUND ACQUIRED THE NET ASSETS OF HERCULES EUROPEAN VALUE FUND AND HERCULES PACIFIC BASIN VALUE FUND VIA A TAX-FREE REORGANIZATION.
(c) DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996. THE COMPARABILITY OF THIS INFORMATION MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.
(d) THE FUND CONVERTED FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY ON AUGUST 31, 1992. INFORMATION FOR PERIODS PRIOR TO CONVERSION IS BASED ON THE FUND'S OPERATIONS AS A CLOSED-END FUND. FISCAL 1993 EXPENSES INCLUDE 0.32% RELATED TO CONVERTING TO AN OPEN-END FUND.
(e)  COMMENCEMENT OF OFFERING OF CLASS B AND CLASS Y SHARES WAS FEBRUARY 18,
     1997.
(f)  ANNUALIZED.
(g)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

--------------------------------------------------------------------------------
                           22    1997 Annual Report - International Growth Funds

                           Investments in Securities
--------------------------------------------------------------------------------

EMERGING MARKETS GROWTH FUND                                    September 30, 1997
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (86.5%):
  ARGENTINA (3.0%):
      Banco Frances del Rio de la Plata ADR - banking and
        financial services ..............................        6,702      $    219,072
      Perez Companc Class B - oil and gas ...............       38,387           308,309
                                                                            ------------
                                                                                 527,381
                                                                            ------------
  BRAZIL (9.8%):
      Centrais Eletricas Brasileiras (Electrobras) -
        utilities .......................................      905,958           474,471
      Paranaense de Energia Copel - utilities .             23,000,000           350,456
      Telecomunicacoes Brasileiras (Telebras) -
        telecommunications ..............................    3,248,300           371,954
      Telecomunicacoes Brasileiras (Telebras) ADR -
        telecommunications                                       1,300           167,375
      Uniao de Bancos Brasileiros GDR (Unibanco) -
        banking .........................................        9,000(b)        329,625
                                                                            ------------
                                                                               1,693,881
                                                                            ------------
  CHILE (6.1%):
      Cervecerias Unidas ADR - brewer and distiller .....       12,500           359,375
      Chilectra ADR - utilities .........................       16,250           512,972
      Telecomunicaciones de Chile ADR -
        telecommunications ..............................        5,911           191,369
                                                                            ------------
                                                                               1,063,716
                                                                            ------------
  CHINA (1.8%):
      Quingling Motors - automobile .....................      490,000           310,287
                                                                            ------------
  EGYPT (2.9%):
      Al-Ahram Beverages GDR - brewers and distillers ...       16,000(b)        504,000
                                                                            ------------
  GHANA (1.9%):
      Guinness Ghana - brewers and distillers                  354,889(b)         70,659
      Pioneer Tobacco - tobacco .........................    1,500,000(b)        254,831
                                                                            ------------
                                                                                 325,490
                                                                            ------------
  GREECE (2.4%):
      Goody's - food and beverage .......................       23,540           409,200
                                                                            ------------
  HONG KONG (4.5%):
      Asia Satellite Telecom Hldgs - telecommunication
        services ........................................       66,000           183,381
      China Overseas Land and Investment - real
        estate ..........................................      280,000           176,402
      Guangdong Kelon Electrical - consumer goods .......      100,000           129,232
      Hutchison Whampoa - diversified holding company ...       19,000           187,225
      Pacific Port - transportation .....................      320,000(b)         97,183
                                                                            ------------
                                                                                 773,423
                                                                            ------------

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
  HUNGARY (2.9%):
      BorsodChem GDR - chemicals ........................        4,870      $    194,191
      OTP Bank GDR - banking and financial services .....        9,700           315,978
                                                                            ------------
                                                                                 510,169
                                                                            ------------
  INDIA (2.3%):
      Mahindra & Mahindra GDR - automobiles .............       19,300           225,328
      Videsh Sanchar Nigam GDR 144A - telecommunications
        services ........................................       10,400(c)        174,590
                                                                            ------------
                                                                                 399,918
                                                                            ------------
  INDONESIA (5.0%):
      Daya Guna Samudera - food and beverage ............      175,000           291,667
      Eterindo Wahanatama - chemicals ...................      400,000(b)        232,416
      Gulf Indonesia Resources - oil and gas ............        1,500            33,375
      Indofood Sukses Makmur - food and beverage ........       13,600            16,532
      PT London Sumatra Indonesia - agricultural
        operations ......................................      240,000           293,578
                                                                            ------------
                                                                                 867,568
                                                                            ------------
  ISRAEL (0.8%):
      Comfy Interactive Movies - communications .........      118,500(b)        133,249
                                                                            ------------
  LEBANON (1.0%):
      Solidere GDR - real estate ........................       10,800(b)        180,630
                                                                            ------------
  MALAYSIA (4.2%):
      Guinness Anchor - brewers and distillers                 160,000           246,419
      Kentucky Fried Chicken Malaysia - food and
        beverage ........................................       48,000           111,628
      Malaysia Assurance Alliance - insurance ...........       55,000           148,237
      Petronas Gas Berhad - oil and gas .................       13,000(b)         38,441
      Sungei Way Holdings - construction and construction
        materials .......................................      200,000           183,582
                                                                            ------------
                                                                                 728,307
                                                                            ------------
  MEXICO (14.1%):
      Cemex Class B - construction and construction
        materials .......................................       74,000           440,453
      Corporacion GEO Class B - real estate .............       58,900(b)        366,512
      Fomento Economico Mexicano (Femsa) Class B - food
        and beverage ....................................       65,500           565,373
      Grupo Carso Class A1 - diversified holding
        company .........................................       23,179           186,937
      Grupo Financiero Banorte Class B - banking and
        financial services ..............................      455,625(b)        880,491
                                                                            ------------
                                                                               2,439,766
                                                                            ------------
  PAKISTAN (0.8%):
      Hub Power GDR - utilities .........................        4,200(b)        138,600

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           23    1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

EMERGING MARKETS GROWTH FUND
(CONTINUED)

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
                                                                            ------------
  PAPUA NEW GUINEA (2.0%):
      Orogen Minerals - mining ..........................      120,000      $    343,721
                                                                            ------------
  PERU (0.7%):
      Telefonica del Peru Class B -
        telecommunications ..............................       48,100           112,866
                                                                            ------------
  PHILIPPINES (1.8%):
      Belle - real estate ...............................    1,100,000(b)        143,478
      San Miguel Class B - brewers and distillers .......      110,000           176,957
                                                                            ------------
                                                                                 320,435
                                                                            ------------
  RUSSIA (2.5%):
      Gazprom ADR - oil and gas .........................       11,650(b)        288,338
      Vimpel-Communications ADR - telecommunications ....        3,400(b)        141,950
                                                                            ------------
                                                                                 430,288
                                                                            ------------
  SOUTH AFRICA (9.7%):
      Anglo American Corporation of South Africa -
        mining ..........................................        4,000           204,875
      Dimension Data Holdings LTD - computers ...........       43,100(b)        180,490
      Fedsure Holdings Limited - life/health
        insurance .......................................       20,000           230,860
      JD Group - consumer goods .........................       40,000           302,803
      Johnnies Industrial - mining ......................       17,500           227,370
      Sasol - oil and gas ...............................       30,000           413,938
      South Africa Breweries ADR - brewers and
        distillers ......................................        4,000           116,032
                                                                            ------------
                                                                               1,676,368
                                                                            ------------
  SOUTH KOREA (0.9%):
      Kookmin Bank GDR - banking ........................       12,114(b)        151,425
                                                                            ------------
  TAIWAN (1.8%):
      Asustek Computer GDR - technology .................       11,000(b)        192,500
      Standard Foods Taiwan GDR - food and beverage .....       12,000(b)        117,000
                                                                            ------------
                                                                                 309,500
                                                                            ------------
  THAILAND (2.7%):
      Delta Electronics Thai PLC - electric
        products-miscellaneous ..........................       19,000           164,525
      Exploration and Production - oil and gas                   7,000            95,028

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
      Thai Farmers Bank - banking .......................       24,000            85,140
      Tipco Asphalt - construction and construction
        materials .......................................       41,000           127,123
                                                                            ------------
                                                                                 471,816
                                                                            ------------
  ZIMBABWE (0.9%):
      NMBZ Holdings - banking and financial services ....       65,000(b)   $    156,000
                                                                            ------------
        Total Common Stock
          (cost: $12,292,336)  ..........................                     14,978,004
                                                                            ------------
PREFERRED STOCK (8.2%):
  BRAZIL (8.2%):
      Banco Bradesco - banking and financial services ...   30,000,032           312,046
      Cervejaria Brahma - food and beverage .                  400,730           306,032
      Refrigeracao Parana (Refripar) - consumer goods ...          700                 1
      Mesbla - retail ...................................    1,300,000(b)             --
      Petroleo Brasileiro - oil and gas .................    1,616,500           454,289
      Usinas Siderurgica de Minas Gerais (Usiminas) -
        metal products ..................................       31,273           341,265
                                                                            ------------
        Total Preferred Stock
          (cost: $1,205,163)  ...........................                      1,413,633
                                                                            ------------
WARRANTS (0.0%):
      Belle Corp. - Philippines - real estate, 12/31/00
        (cost: $0) ......................................      220,000(b)             --
                                                                            ------------
        Total Investments in Securities
          (cost: $13,497,499) (d)  ......................                   $ 16,391,637
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS. MARKET VALUES ARE STATED IN U.S. DOLLARS.
(b)  CURRENTLY NON-INCOME PRODUCING.
(c) SECURITIES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS. SECURITIES ARE CONSIDERED LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF DIRECTORS.
(d) ON SEPTEMBER 30, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $13,497,499. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  4,586,145
      GROSS UNREALIZED DEPRECIATION ......    (1,692,007)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  2,894,138
                                            ------------
                                            ------------

--------------------------------------------------------------------------------
                           24    1997 Annual Report - International Growth Funds

                           Investments in Securities
--------------------------------------------------------------------------------

PACIFIC-EUROPEAN GROWTH FUND                                    September 30, 1997
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (92.9%):
  ARGENTINA (0.7%):
      Inversiones y Representaciones (IRSA) GDR - real
        estate ..........................................        4,600      $    203,550
      Telecom Argentina ADR - telecommunications ........       13,800           420,038
                                                                            ------------
                                                                                 623,588
                                                                            ------------
  AUSTRALIA (2.6%):
      Brambles Industries LTD - diversified
        operations/commercial services ..................       17,000           354,417
      Futuris - diversified industrial and
        conglomerates ...................................      260,000           383,677
      GIO Australia Holdings LTD - multi-line
        insurance .......................................      120,000           356,774
      Lend Lease - financial services ...................       30,000           713,352
      Reinsurance Australia - insurance .................      148,000           403,531
      Westpac Banking Corp. - banking ...................       38,000           239,735
                                                                            ------------
                                                                               2,451,486
                                                                            ------------
  BRAZIL (0.6%):
      Telecomunicacoes Brasileiras (Telebras) ADR -
        telecommunications ..............................        4,700           605,125
                                                                            ------------
  CHILE (0.7%):
      Enersis ADR - utilities ...........................       15,500           574,469
                                                                            ------------
  FRANCE (9.1%):
      Pinault - Printemps-Redoute - retail ..............        4,980         2,341,342
      Rhone-Poulenc Class A - pharmaceuticals ...........       52,500         2,093,118
      Schneider - electronics ...........................       33,400         2,113,103
      Total Class B - oil and gas .......................       17,700         2,030,324
                                                                            ------------
                                                                               8,577,887
                                                                            ------------
  GERMANY (11.1%):
      Bayer - diversified industrial and conglomerate ...       52,200         2,083,557
      Deutsche Bank - banking and financial services ....       31,000         2,188,028
      Mannesmann - industrial machinery manufacturing ...        4,135         1,975,416
      Metro AG - retail-major department store ..........        6,200           285,640
      Thyssen - metal products ..........................        9,320         2,178,633
      Veba - diversified industrial and conglomerates ...       29,900         1,751,589
                                                                            ------------
                                                                              10,462,863
                                                                            ------------
  HONG KONG (3.2%):
      Cheung Kong - real estate .........................       80,000           899,457
      Dao Heng Bank Group - banking and financial
        services ........................................      165,000           744,185
      Hutchison Whampoa - diversified holding company ...       90,000           886,857
      Hysan Development - real estate ...................      170,000           508,594
                                                                            ------------
                                                                               3,039,093
                                                                            ------------

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
  INDONESIA (0.0%):
      Gulf Indonesia Resources - oil and gas ............        1,500      $     33,375
                                                                            ------------
  ITALY (1.9%):
      Ente Nazionale Idrocarburi (ENI) - oil and gas ....      279,100         1,761,641
                                                                            ------------
  JAPAN (21.6%):
      Aoyama Trading - retail ...........................       30,000           862,377
      Bank of Tokyo - Mitsubishi - banking ..............       20,000           382,171
      Bridgestone Corporation - rubber-tires ............       25,000           602,335
      Canon - electronics ...............................       35,000         1,026,461
      Canon Sales - retail ..............................       40,000           790,928
      DDI - telecommunications ..........................          120           604,162
      Fuji Photo Film - consumer goods ..................       24,000           992,980
      Fujikura - telecommunications .....................      100,000           716,986
      Fujitsu LTD - computers-integrated systems ........       70,000           878,162
      Hitachi - electronics .............................       90,000           785,112
      Honda Motor - motor vehicles ......................       18,000           629,585
      Isetan - retail ...................................       70,000           674,615
      Kyocera - electronics .............................       15,000           983,259
      Matsushita Electric Industrial - electronics ......       50,000           905,579
      Matsushita Electric Works - construction and
        construction materials ..........................      100,000         1,046,816
      Mitsui & Co. - diversified industrial and
        conglomerates ...................................      110,000           867,279
      Mitsui Fudosan - real estate ......................       70,000           854,900
      Mori Seiki - industrial machinery and
        manufacturing ...................................       50,000           585,718
      Nippon Telephone and Telegraph -
        telecommunications ..............................       10,000           922,195
      Nissan Motor - automobiles ........................      150,000           897,271
      Ono Pharmaceutical - pharmaceuticals ..............       30,000           894,778
      Sekisui Chemical - chemicals ......................       88,000           664,579
      Shohkoh Fund - financial services .................        1,800           503,967
      Sony Corporation - electronics ....................        6,000           568,272
      Sumitomo Metal Industries - construction and
        construction materials ..........................      350,000           729,863
      Sumitomo Trust and Banking - financial services ...       45,000           448,635
      Tokyu Land Corp. - real estate ....................      185,000(b)        478,004
                                                                            ------------
                                                                              20,296,989
                                                                            ------------
  MALAYSIA (0.2%):
      Guinness Anchor - brewers and distillers ..........      120,000           184,814
                                                                            ------------
  MEXICO (1.4%):
      Cemex Class CPO - construction and construction
        materials .......................................       66,400           344,746
      Fomento Economico Mexicano (Femsa) Class B - food
        and beverage ....................................       47,200           407,421
      Gruma Class B - food and beverage .................       59,606(b)        288,738

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           25    1997 Annual Report - International Growth Funds

--------------------------------------------------------------------------------

PACIFIC-EUROPEAN GROWTH FUND
(CONTINUED)

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
      Kimberly-Clark de Mexico - A - paper and related
        products ........................................       60,700      $    312,415
                                                                            ------------
                                                                               1,353,320
                                                                            ------------
  NETHERLANDS (6.9%):
      ING Groep N.V. - money center banks .                     21,700           999,083
      Koninklijke Ahold NV - food-retail ................       96,000         2,601,652
      Verenigde Nederlandse Uitgeversbedrijven Verenigd
        Bezit (VNU) - printing and publishing ...........      122,500         2,850,846
                                                                            ------------
                                                                               6,451,581
                                                                            ------------
  NEW ZEALAND (0.1%):
      Restaurant Brands New Zealand - retail ............       81,000(b)        123,101
                                                                            ------------
  PAPUA NEW GUINEA (0.6%):
      Orogen Minerals - mining ..........................      195,000           558,547
                                                                            ------------
  SINGAPORE (1.6%):
      City Developments - real estate ...................       64,400           417,115
      Development Bank of Singapore - financial
        services ........................................       61,000           622,571
      United Overseas Bank - banking and financial
        services ........................................       68,000           502,715
                                                                            ------------
                                                                               1,542,401
                                                                            ------------
  SPAIN (2.1%):
      Banco Bilbao Vizcaya - money center banks .........       63,000         1,945,072
                                                                            ------------
  SWEDEN (2.8%):
      Astra AB - A - medical-drugs ......................       87,500         1,618,230
      Nordbanken AB - regional banks ....................       28,000           957,992
                                                                            ------------
                                                                               2,576,222
                                                                            ------------
  SWITZERLAND (6.8%):
      ABB AG - Bearer - engineering/research and
        development services ............................        1,110         1,640,021
      Novartis - pharmaceuticals ........................        1,360         2,091,947
      Union Bank of Switzerland Schweiz Bankgesellschaft
        - B - money center banks ........................        2,221         2,602,848
                                                                            ------------
                                                                               6,334,816
                                                                            ------------
  UNITED KINGDOM (18.9%):
      Barclays - banking and financial services .........       40,000         1,077,482
      BBA - automobiles .................................      145,000           987,821
      British Aerospace - aerospace .....................       48,000         1,272,366
      British Petroleum - oil and gas ...................      127,000         1,917,985
      British Telecom - telecommunications ..............      130,000           858,350
      General Electric - electronics ....................      120,000           755,516
      GKN PLC - auto/truck parts and equipment ..........       33,500           758,753
      Glaxo Wellcome - pharmaceuticals ..................       41,000           922,997
      HSBC Holdings - banking and financial services ....       36,500         1,297,030
      Legal & General Group - insurance .................      140,000         1,089,815

                                                             Number
                                                            of Shares
                                                               or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Lloyds TSB Group - banking and financial
        services ........................................      130,000      $  1,747,130
      Marks & Spencers - retail .........................      119,400         1,222,056
      SeaPerfect - food and beverage ....................       90,497(b)             --
      TI Group - mechanical engineering .................       90,000           966,188
      Unilever - consumer products ......................       18,200           532,828
      Wolseley PLC - retail-building products ...........      133,000         1,092,867
      Zeneca - pharmaceuticals ..........................       39,000         1,274,933
                                                                            ------------
                                                                              17,774,117
                                                                            ------------
        Total Common Stock
          (cost: $74,815,748)  ..........................                     87,270,507
                                                                            ------------
PREFERRED STOCK (2.2%):
  BRAZIL (0.7%):
      Centrais Electricas Brasileiras (Electrobras) -
        utilities .......................................       25,150           699,007
                                                                            ------------
  JAPAN (1.5%):
      Fuji International Finance Trust, 0.25%, 2/1/02
        (Japanese Yen) - financial services .............  180,000,000         1,406,659
                                                                            ------------
        Total Preferred Stock
          (cost: $2,020,983)  ...........................                      2,105,666
                                                                            ------------
CONVERTIBLE CORPORATE NOTES AND BONDS (d) (2.8%):
  CAYMAN ISLANDS (0.5%):
      STB Cayman Capital, 0.50%, 10/1/07 (Japanese Yen) -
        financial services ..............................   55,000,000           509,206
                                                                            ------------
  FRANCE (2.3%):
      Finaxa, 2.75%, 1/1/06 (French Francs) - financial
        services ........................................   11,854,100         2,107,625
                                                                            ------------
        Total Convertible Corporate Notes and Bonds
          (cost: $2,464,656)  ...........................                      2,616,831
                                                                            ------------
SHORT-TERM SECURITIES (2.6%):
      Repurchase agreement with Goldman Sachs, acquired
        on 9/30/97, interest of $417, 6.15%, 10/1/97
        (cost: $2,440,000) ..............................  $ 2,440,000(c)      2,440,000
                                                                            ------------
        Total Investments in Securities
          (cost: $81,741,387) (e)  ......................                   $ 94,433,004
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS. MARKET VALUES ARE STATED IN U.S. DOLLARS.
(b)  CURRENTLY NON-INCOME PRODUCING.
(c) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(d) PRINCIPAL AMOUNTS ARE STATED IN THE CURRENCY WHICH IS INDICATED PARENTHETICALLY.
(e) ON SEPTEMBER 30, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $81,741,387. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 17,604,223
      GROSS UNREALIZED DEPRECIATION ......    (4,912,606)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $ 12,691,617
                                            ------------
                                            ------------

--------------------------------------------------------------------------------
                           26    1997 Annual Report - International Growth Funds

             Independent Auditors' Report
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      PIPER GLOBAL FUNDS INC.:

                      We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Emerging Markets Growth Fund and Pacific-European Growth Fund (funds within Piper Global Funds Inc.) as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended September 30, 1997, the three months ended September 30, 1996, and the year ended June 30, 1996, for Emerging Markets Growth Fund, and the year ended September 30, 1997, the seven months ended September 30, 1996, and the year ended February 29, 1996, for Pacific-European Growth Fund, and the financial highlights presented in note 9 to the financial statements. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Growth Fund and Pacific-European Growth Fund as of September 30, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                      KPMG Peat Marwick LLP
                      Minneapolis, Minnesota
                      November 7, 1997

--------------------------------------------------------------------------------
                           27    1997 Annual Report - International Growth Funds

             Federal Income Tax Information
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, 0% QUALIFYING FOR DEDUCTION BY CORPORATIONS)

                                          EMERGING MARKETS      PACIFIC-EUROPEAN
                                            GROWTH FUND            GROWTH FUND
                                          ----------------  -------------------------
PAYABLE DATE                              CLASS A  CLASS B  CLASS A  CLASS B  CLASS Y
----------------------------------------  -------  -------  -------  -------  -------
December 23, 1996 ......................  $0.0050  $    --  $0.0265  $    --  $    --
                                          -------  -------  -------  -------  -------
                                          -------  -------  -------  -------  -------

                      LONG-TERM GAINS (TAXABLE AS CAPITAL GAINS DISTRIBUTIONS)

                                          EMERGING MARKETS      PACIFIC-EUROPEAN
                                            GROWTH FUND            GROWTH FUND
                                          ----------------  -------------------------
PAYABLE DATE                              CLASS A  CLASS B  CLASS A  CLASS B  CLASS Y
----------------------------------------  -------  -------  -------  -------  -------
October 22, 1996 .......................  $    --  $    --  $0.2862  $    --  $    --
December 23, 1996 ......................       --       --   0.0285       --       --
June 16, 1997 ..........................       --       --   0.0083   0.0083   0.0083
                                          -------  -------  -------  -------  -------
  Total ................................  $    --  $    --  $0.3230  $0.0083  $0.0083
                                          -------  -------  -------  -------  -------
                                          -------  -------  -------  -------  -------

--------------------------------------------------------------------------------

28                                     1997 Annual Report - International Growth
                                     Funds

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.


--------------------------------------------------------------------------------

                             29  1997 Annual Report - International Growth Funds

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.


--------------------------------------------------------------------------------

                             30  1997 Annual Report - International Growth Funds

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

As a shareholder in Piper Funds, you have access to a full range of services and benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.

LOW MINIMUM INVESTMENTS

You may become a shareholder in Piper Funds class A shares or class B shares with an initial investment of $250 or more. Class Y shares have a minimum initial investment of $1 million. Add to your existing investment with any amount, at any time.

AUTOMATIC MONTHLY INVESTMENT PROGRAMS

To purchase shares as part of a savings discipline, you may automatically transfer $100 or more each month to any Piper fund from your bank, savings and loan or other financial institution. Or, transfer $25 or more per month from any of the Piper money market funds.*

RECEIVING DIVIDENDS AND OTHER DISTRIBUTIONS

Dividend and capital gains distributions may be reinvested in additional shares of the fund you own, invested in shares of a different Piper fund offered in your state, or distributed in cash. Any reinvestments must be in the same class of shares.

REDUCING THE CLASS A FRONT-END SALES CHARGE

You may reduce, or even eliminate, the class A front-end sales charge if: your initial investment exceeds a specified amount, your investment combined with the value of your existing Piper Funds investments (or a related account's investments) exceeds a specified amount or if your investments combined during a 13-month period exceed a specified amount. See your prospectus for details.

EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one Piper fund to the same class of another Piper fund, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

Exchanges are generally made based on the net asset value per share of each fund at the time of the exchange. However, if your new fund has a higher sales charge, you must pay the difference.

TAKING SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may make automatic withdrawals from your account. You may withdraw $100 or more monthly, quarterly, or semiannually by authorizing the sale of the appropriate number of shares on a periodic basis.

REINVESTING AFTER A SALE

If you sell class A shares, you may reinvest in class A shares of that fund or another Piper fund within 30 days without a sales charge. If you sell class B shares (or other shares subject to a CDSC) and elect to reinvest within 30 days, that charge will be credited to your account and the reinvested shares will continue to be subject to the CDSC.

CONFIRMATION OF TRANSACTIONS

You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

ACCOUNT STATEMENTS

Whenever you add to or withdraw from your account, you will receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gains distributions, if any, also appear on your statement.


* An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


--------------------------------------------------------------------------------

                             31  1997 Annual Report - International Growth Funds

GLOSSARY OF TERMS ***
--------------------------------------------------------------------------------

Asset allocation

Asset allocation is the process of dividing investment funds among categories of assets, such as cash equivalents, stocks, bonds, and such tangible assets as real estate, precious metals and collectables. The term also applies to subcategories such as government, municipal and corporate bonds, and industry groupings of common stocks. Asset allocation affects both risk and return and is a central concept in personal financial planning and investment management.

Benchmark

A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

Devalued or devaluation

The lowering of the value of a country's currency relative to gold and/or the currencies of other nations. Devaluation can also result from a rise in value of other currencies relative to the currency of a particular country.

Overweighted or overweighting

In portfolio management, overweighting means a fund's portfolio contains a higher percentage of a certain sector than its benchmark.

Underweighted or underweighting

In portfolio management, underweighting means a fund's portfolio contains a lower percentage of a certain sector than its benchmark.

Valuations

The determined or estimated value of a particular stock.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                             32  1997 Annual Report - International Growth Funds

DIRECTORS
--------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.

JAYE F. DYER, President, Dyer Management Company

WILLIAM H. ELLIS, Retired President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated

KAROL D. EMMERICH, President, The Paraclete Group

LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.

DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.

GEORGE LATIMER, Chief Executive Officer, National Equity Funds


OFFICERS
--------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board

PAUL A. DOW, President

ROBERT H. NELSON, Vice President and Treasurer

SUSAN SHARP MILEY, Secretary


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED, 222 South Ninth Street, Minneapolis, MN 55402-3804


SUBADVISOR
--------------------------------------------------------------------------------
EDINBURGH FUND MANAGERS PLC, Donaldson House, 97 Haymarket Terrace, Edinburgh, Scotland EH12 5HD


TRANSFER AND DIVIDEND DISBURSING AGENTS
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY, 1004 Baltimore, Kansas City, MO  64105-1614

PIPER JAFFRAY INC., 222 South Ninth Street, Minneapolis, MN 55402-3804

PIPER TRUST COMPANY, 222 South Ninth Street, Minneapolis, MN 55402-3804


CUSTODIAN
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY (EMERGING MARKETS GROWTH FUND)
801 Pennsylvania, Kansas City, MO  64105-1307

FIRST TRUST NATIONAL ASSOCIATION (PACIFIC-EUROPEAN GROWTH FUND)
180 East Fifth Street, St. Paul, MN  55101


ACCOUNTING AGENT
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY, 801 Pennsylvania, Kansas City, MO  64105-1307


INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
KPMG PEAT MARWICK LLP, 4200 Norwest Center, Minneapolis, MN  55402


LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP, 220 South Sixth Street, Minneapolis, MN  55402


FOR MORE INFORMATION


BY PHONE [GRAPHIC]

800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.


BY MAIL [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 800 866-7778, or mail a request to us.


ON-LINE [GRAPHIC]

http://www.piperjaffray.com/

INTERNATIONAL GROWTH FUNDS


INTERNATIONAL GROWTH FUNDS
--------------------------------------------------------------------------------
Emerging Markets Growth Fund
Pacific-European Growth Fund

International investments offer geographic diversification, often considered essential for successful equity investing.

U.S. GROWTH FUNDS
--------------------------------------------------------------------------------
Small Company Growth Fund
Emerging Growth Fund
Growth Fund

GROWTH AND INCOME FUNDS
--------------------------------------------------------------------------------
Growth and Income Fund
Balanced Fund

INCOME FUNDS
--------------------------------------------------------------------------------
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund

TAX-EXEMPT INCOME FUNDS
--------------------------------------------------------------------------------
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund

CASH MANAGEMENT FUNDS*
--------------------------------------------------------------------------------
Money Market Fund
U.S. Government Money Market Fund
Tax-Exempt Money Market Fund
Institutional Money Market Fund


Piper Funds provide you with the flexibility to help you pursue your financial goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information, including prospectuses, about the Piper Funds or call Mutual Fund Services at 800 866-7778. Please read the prospectuses carefully before investing or sending money.

*An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.

#10100    11/1997    264-97
--------------------------------------------------------------------------------

[LOGO]

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Minneapolis, MN 55402-3804    Toll Free 1 800 866-7778

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